Fair Value Measurements	3 Months Ended
Mar. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
We consider fair value as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market in which we would transact business in an orderly transaction on the measurement date. We consider assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.
We use observable inputs whenever possible and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect the Company’s market assumptions. The inputs are then classified into the following hierarchy: (1) Level 1 Inputs—quoted prices in active markets for identical assets and liabilities; (2) Level 2 Inputs—observable market-based inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities in active markets, quoted prices for similar or identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; (3) Level 3 Inputs—unobservable inputs that are supported by little or no market activity such as certain pricing and discounted cash flow models.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents are stated at cost, which approximates fair value. As of March 31, 2012 and December 31, 2011, we do not have readily marketable securities that are classified as cash equivalents. Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. Our long-term debt bears interest at variable rates which approximate the interest rates at which we believe we could refinance the debt. Accordingly, the carrying amount of long-term debt as of March 31, 2012 and December 31, 2011 approximates its fair value. As of March 31, 2012, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed.
The fair value of our contingent payments associated with our recent acquisitions is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy. The contingent payments that may be due in connection with our acquisitions of MIG and CASEE are our only Level 3 fair value measurements.
The following table provides a summary of changes in fair value of the contingent payments measured using significant unobservable inputs (Level 3):

Fair Value
(in thousands)
Balance as of December 31, 2011	$16,271
Change in fair value of contingent consideration liability related to MIG	2,197
Additions to contingent consideration liability related to CASEE	6,360
Balance as of March 31, 2012	$24,828